Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that the undersigned director of TransEnterix, Inc. constitutes and appoints Todd M. Pope, Joseph P. Slattery and Joshua B. Weingard, and each of them, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign a post-effective amendment to the Registration Statement on Form S-3 (SEC File No. 333-199998 (the “Shelf Registration Statement”) to register an additional $50,000,000 of securities for offerings by the Company from time to time, and to make other changes to the for Shelf Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, any revisions, amendments, supplements or post-effective amendment(s) (each, an “Amendment”) to the Shelf Registration Statement, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 7, 2016	/s/ William N. Kelley, M.D.
William N. Kelley, M.D.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENT, that the undersigned director of TransEnterix, Inc. constitutes and appoints Todd M. Pope, Joseph P. Slattery and Joshua B. Weingard, and each of them, as the true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign a post-effective amendment to the Registration Statement on Form S-3 (SEC File No. 333-199998 (the “Shelf Registration Statement”) to register an additional $50,000,000 of securities for offerings by the Company from time to time, and to make other changes to the for Shelf Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, any revisions, amendments, supplements or post-effective amendment(s) (each, an “Amendment”) to the Shelf Registration Statement, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

March 8, 2016	/s/ Andrea Biffi
Andrea Biffi